Exhibit 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      In connection with the accompanying Quarterly Report of GreenMan Technologies, Inc. (the "Company") on Form 10-QSB for the quarter ended June 30, 2004 (the "Report"), I, Charles E. Coppa, Chief Financial Officer and Treasurer of the Company, hereby certify that, to my knowledge:

            (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

            (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: October 4, 2004

/s/   Charles E. Coppa
      ----------------
      Charles E. Coppa
      Chief Financial Officer and Treasurer